Exhibit 10.4

Execution Version

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made as of March 18, 2011, by and among Advanced Environmental Recycling Technologies, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A attached hereto (each an “Investor,” and collectively the “Investors”) and the persons listed on Exhibit B hereto (each an “Other Stockholder,” and collectively the “Other Stockholders”).  The Investors and the Other Stockholders are referred to herein collectively as the “Voting Parties.”

WHEREAS, the Company proposes to issue shares of the Company’s Series E Preferred Stock to the Investors pursuant to the Securities Exchange Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the Company’s Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock (the “Certificate”) provides that shares of the Company’s Series E Preferred Stock (the “Series E Preferred Stock”) are convertible into shares of the Company’s Class A Common Stock (the “Class A Common Stock”) at the election of the holders of Series E Preferred Stock; and

WHEREAS, as a condition to the Financing, the Voting Parties have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.           Shares.  Until the Amendment (as defined in Section 2) has been approved by the requisite vote of the stockholders of the Company, the Voting Parties each agree to Vote all shares of the Company’s voting securities now or hereafter owned by them, whether beneficially or otherwise, or as to which they have voting power (the “Shares”) in accordance with the provisions of this Agreement.

2.           Approval of Amendment to Certificate of Incorporation.  As part of the Financing, the Company’s Board of Directors (the “Board”) has authorized resolutions proposing the amendment of the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to authorize an additional 400,000,000 shares of Class A Common Stock of the Company and has agreed to provide a proxy statement soliciting each of the Company’s stockholder’s affirmative Vote at the Company’s 2011 annual stockholders meeting (the “Stockholders Meeting”) for approval of resolutions amending the Certificate of Incorporation to authorize 400,000,000 additional shares of Class A Common Stock.  Each Voting Party agrees to Vote all of its Shares in such manner as may be necessary to authorize, approve and ratify an amendment to the Certificate of Incorporation authorizing an additional 400,000,000 shares of Class A Common Stock for a total of 525,000,000 authorized shares of Class A Common Stock (the “Amendment”), whether submitted to the Vote of, or approval by, the stockholders of the Company at the Stockholders Meeting, at any other annual or special meeting of the stockholders of the Company or pursuant to any written consent of stockholders, and further agrees to Vote against any other action that is intended to, or could impede, interfere with, delay, postpone, discourage or adversely affect, the adoption of the Amendment.

3.           Representations and Warranties; Covenants.

(a)           Each Other Stockholder represents and warrants to the Investors that such Other Stockholder has all requisite power and authority, corporate or otherwise, to enter into this Agreement and to perform all of the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by such Other Stockholder and constitutes the legal, valid and binding obligation of such Other Stockholder, enforceable against such Other Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles.

(b)           Each Investor represents and warrants to the Other Stockholders that such Investor has all requisite power and authority, corporate or otherwise, to enter into this Agreement and to perform all of the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by such Investor and constitutes the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles.

(c)           Each Voting Party shall not enter into any agreement, arrangement or understanding with any person or take any other action the effect of which would be inconsistent with or violative of any provision contained in Section 2 of this Agreement.

4.           Termination.

(a)           This Agreement shall terminate upon the earlier of (i) the approval of the Amendment by the requisite vote of the stockholders of the Company or (ii) the written agreement of a majority-in-interest of the Investors and a majority-in-interest of the Other Stockholders, acting separately.

(b)           At any time after the termination of this Agreement in accordance with Section 4(a), any holder of a stock certificate legended pursuant to Section 6 below may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

5.           Additional Shares.  In the event that upon or after the effectiveness of this Agreement any shares or other securities are issued on, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification, recapitalization, consolidation or similar transaction involving the Company and this Agreement has not been terminated, such shares or securities shall be deemed to be Shares for purposes of this Agreement.

6.           Restrictive Legend.  Each certificate representing any of the Shares subject to this Agreement shall be marked by the Company with a legend reading as follows, or a legend substantially equivalent thereto:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

7.           Miscellaneous

(a)           Certain Definitions.  Shares “held” by a Voting Party shall mean any Shares directly or indirectly owned (of record or beneficially) by such Voting Party or as to which such Voting Party has voting power.  “Vote” shall include any exercise of voting rights whether at an annual or special meeting or by written consent or in any other manner permitted by applicable law.  A “majority-in-interest” of the Investors or Other Stockholders shall mean the holders of a majority of the Common Stock (determined on an as-converted to Common Stock basis and, as applicable, on an as-voting basis as to Class B common stock) then held by such Investors or Other Stockholders, as applicable.

(b)           Notices.  All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand or by messenger addressed:

(i)       if to a Voting Party, at such Voting Party’s address or facsimile number set forth in the Company’s records, or at such other address or facsimile number as such Voting Party shall have furnished the Company in writing, or

(ii)       if to the Company, at Advanced Environmental Recycling Technologies, Inc., 914 N. Jefferson, Springdale, Arkansas 72764, Facsimile:  (479) 756-7410, Attention:  Secretary, with a copy (for informational purposes only) to: Cox Smith Matthews Incorporated, 112 East Pecan Street, Suite 1800, San Antonio, TX 78205, Facsimile:  (210) 226-8395, Attention:  J. Patrick Ryan, Esq.

With respect to any notice given by the Company under any provision of the General Corporation Law of the State of Delaware or the Company’s charter or bylaws, each Voting Party agrees that such notice may be given by facsimile or email.

Any notice required by the provisions of this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt.

(c)           Amendment.  Except as expressly provided herein, neither this Agreement or any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company, a majority-in-interest of the Investors and a majority-in-interest of the Other Stockholders.  If any amendment, waiver, discharge or termination operates in a manner that treats any Investor or any Other Stockholder different from other Investors or Other Stockholders, as the case may be, the consent of such Investor or other Stockholder, respectively, shall also be required to such amendment, waiver, discharge or termination.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Voting Party that has entered into this Agreement.  Each Voting Party acknowledges that by the operation of this paragraph, (i) the holders of a majority-in-interest of the Other Stockholders, and (ii) the holders of a majority-in-interest of the Investors will have the right and power to diminish or eliminate all rights of such Voting Party under this Agreement.

(d)           No Waiver.  The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement.  The rights granted to the parties hereunder are cumulative and will not constitute a waiver of any party’s right to assert any other legal remedy available to it.

(e)           Severability.  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision.  The balance of this Agreement shall be enforceable in accordance with its terms.

(f)           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.  The Company shall not permit the transfer of any Shares on its books or issue a new certificate or make an electronic book-entry representing any Shares unless and until the person to whom such security is to be transferred shall have executed and delivered to the Company a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Voting Party hereunder.

(g)           Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without regard to principles of conflicts of law.

(h)           Specific Performance.  It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order.  Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(i)           Attorney’s Fees.  In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(j)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(k)           Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and so all such other acts and things as may be necessary to more fully effectuate this Agreement.

(l)           Entire Agreement.  This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.  No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

(m)           No Grant of Proxy.  This Agreement does not grant any proxy and should not be interpreted as doing so.  Nevertheless, should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement

(n)           Not a Voting Trust.  This Agreement is not a voting trust governed by Section 218 of the Delaware General Corporation Law and should not be interpreted as such.

(o)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.  Facsimile copies of signed signature pages will be deemed binding originals.

(p)           Execution by the Company.  The Company, by its execution in the space provided below, agrees that it will cause the physical certificates issued after the date hereof, and any book entries made by the Company’s transfer agent after the date hereof, in either case evidencing the Shares to bear the legend required by Section 6 hereof, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office.  The parties hereto agree that the failure to cause the certificates or any book entry evidencing the Shares to bear the legend required by Section 6 hereof and/or the failure of the Company to supply, free of charge, a copy of this Agreement, as provided under this Section 7(p), shall not affect the validity or enforcement of this Agreement.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date above written.

COMPANY:

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
a Delaware corporation

By: ___________________
Name:
Title:

INVESTOR:

H.I.G. AERT, LLC

By: ___________________
Name:
Title:

OTHER STOCKHOLDERS:

_____________________
Name:  Majorie Brooks

_____________________
Name:  Joe Brooks

_____________________
Name:  Tim Morrison

_____________________
Name:  Brian Hanna

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date above written.

OTHER STOCKHOLDERS:

DAVID O. WHITWORTH TRUST

By: ___________________
Name:
Title:
_________________________
Name:  Callie A. Whitworth
______________________
Name:  Carl Whitworth

PIERCE DIVERSIFIED STRATEGY MASTERFUND LLC, ENA

By: ___________________
Name:
Title:

ENABLE GROWTH PARTNERS LP

By: ___________________
Its:  General Partner

By: ___________________
Name:
Title:

EXHIBIT A

THE INVESTORS

Name and Address

H.I.G. AERT, LLC
c/o HIG Capital, LLC
855 Boylston Street, 11th Floor
Boston, MA 02116
Attention:  Michael Phillips
Facsimile: (617) 262-1505

EXHIBIT B

OTHER STOCKHOLDERS

Name and Address

Marjorie Brooks
21062 E. Hwy 412
Springdale, AR 72764

Joe Brooks
2330 College St
Junction,Tx 76849

Tim Morrison
5113 Osage Creek Road
Rogers, AR 72758

Brian Hanna
312 Laurinda Drive
Bentonville, AR 72712

David O. Whitworth Trust
135 North 17th Street
Junction, TX  76849

Callie A. Whitworth
135 North 17th Street
Junction, TX  76849

Carl Whitworth
135 North 17th Street
Junction, TX  76849

Pierce Diversified Strategy Master Fund LLC, ENA
One Ferry Building, Suite 255
San Francisco, CA  94111

Enable Growth Partners LP
One Ferry Building, Suite 255
San Francisco, CA  94111